GENERAL (Tables) (Acquisition of Merced [Member])	12 Months Ended
Dec. 31, 2013
Acquisition of Merced [Member]
General [Line Items]
Schedule of Unaudited Pro Forma Condensed Results of Operations
The following represents the unaudited pro forma condensed results of operations for the years ended December 31, 2013 and 2012, assuming that the acquisition of Causata occurred on January 1, 2012. The pro forma information is not necessarily indicative of the results of operations that would have actually occurred had the acquisition been consummated on those dates, nor does it purport to represent the results of operations for future periods.

	Year ended December 31,
	2013	2012
	Unaudited	Unaudited

Revenues	$951,141	$880,183

Net income	$51,341	$55,498

Basic net earnings per share	$0.85	$0.91

Diluted net earnings per share	$0.83	$0.89